UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 5, 2006
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                Date of report (Date of earliest event reported)


                             Arete Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                Colorado                   33-16820-D          84-1508638
     -------------------------------     -------------      ---------------
     (State of Other Jurisdiction of      (Commission        (IRS Employer
     Incorporation or Organization)       File Number)      Identification)


                      P. O. Box 141, Westminster, CO 80032
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          (Address of principal executive offices, including zip code)


                                 (303) 652-3113
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              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8. Other Events

     Item 8.01 Other Events

     On June 5, 2006, Arete Industries, Inc., a Colorado corporation issued a press release reporting the Spin-off of Avatar Technologies Group, Inc. shares to its shareholders of record, July 2006. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read this press release in its entirety.


Section 9.  Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     Exhibit       Description
     -------       -----------------------------------------------------------
      99.1         Press release of Arete Industries, Inc. dated June 5, 2006.


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ARETE INDUSTRIES, INC.

    Date: June 15, 2005                      By:     /s/ Charles L. Gamber
                                                     ---------------------
                                             Name:   Charles L. Gamber
                                             Title:  C E O and Director